UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

America's Car-Mart, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0844612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1805 North 2nd Street, Suite 401, Rogers, Arkansas 72756

(Address of principal executive offices) (Zip Code)

(479) 464-9944

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in its Current Report on Form 8-K filed on June 5, 2026, America’s Car-Mart, Inc., (the “Company”) reported that the agent (the “Agent”) and the lenders (the “Lenders”) under the Company’s Credit and Guaranty Agreement, dated as of October 30, 2025 (the “Credit Agreement”), agreed not to exercise remedies under the Credit Agreement as a result of actual or anticipated defaults or events of default under the Credit Agreement (the “Lender Forbearance”) for a specified time period, which was subsequently extended through June 12, 2026.

The Company reports that discussions with the Agent and the Lenders remain active, constructive, and productive. The Company believes the parties have made significant progress and are nearing an amendment to the Credit Agreement that will resolve, at least on an interim basis, concerns related to anticipated or actual defaults under the Credit Agreement. To allow the parties time to complete this work and finalize the amendment, on June 12, 2026, the Company requested and the Agent and Lenders agreed to extend the period covered by the Lender Forbearance through June 19, 2026.

While the Company believes that an agreement on an amendment to the Credit Agreement can be reached with the Agent and the Lenders, there can be no assurance that these discussions will result in any definitive amendment.

Forward-Looking Statements.

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, regarding, among other things, the negotiation and anticipated completion of an amendment to the Credit Agreement and the substance of such amendment. These forward-looking statements reflect management’s current views and beliefs and are subject to risks and uncertainties that could cause actual results and the timing of events to differ materially from those expressed or implied. Factors which could cause actual results or events to differ include, but are not limited to, the Company’s ability to successfully negotiate and execute an amendment to the Credit Agreement on terms acceptable to Company, the Agent and the Lenders and consistent with the Company’s current expectations and beliefs, general economic conditions, and other factors. Such other factors include, but are not limited to, the risks and uncertainties described in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and in other filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA'S CAR-MART, INC.

Date: June 12, 2026	By: /s/ Jonathan Collins
Jonathan Collins
Chief Financial Officer